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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): December 15, 2003

                           DVI Receivables Corp. VIII
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             (Exact Name of Registrant as Specified in Its Charter)


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
       DELAWARE                   333-81454               25-1824148
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     (State or Other             (Commission           (IRS Employer
Jurisdiction of Formation)        File Number)      Identification Number)
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                        2500 YORK ROAD, JAMISON, PA 18929

       Registrant's Telephone Number, Including Area Code: (215) 488-5000

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.  Other Events and Required FD Disclosure

On December 15, 2003, DVI Financial Services Inc., as servicer (the "Servicer" or "DVI FS"), made available to U.S. Bank National Association (the "Trustee"), as trustee for the noteholders of DVI Receivables VIII L.L.C., DVI Receivables X L.L.C., DVI Receivables XI L.L.C., DVI Receivables XII L.L.C., DVI Receivables XIV L.L.C., DVI Receivables XVI L.L.C., DVI Receivables XVII L.L.C., DVI Receivables XVIII L.L.C. and DVI Receivables XIX L.L.C. (collectively, the "Issuers"), its monthly servicer reports for the payment dates of December 11, December 12 and December 15, 2003, as applicable, which monthly servicer reports are attached hereto as Exhibits 99.1 through 99.9 (collectively, the "December Monthly Reports").

The monthly servicer reports filed herein and on October 14, 2003, October 29, 2003 and November 12, 2003 were prepared reflecting the Servicer's position that no Amortization Event (as defined in the Indentures) has occurred as a result of the filing of a bankruptcy petition by DVI, Inc. The Servicer believes that this bankruptcy filing is unenforceable as a cause for an Amortization Event. The Trustee disputed the Servicer's position, and on October 9, 2003, the Trustee notified the noteholders of the Issuers that it would not be paying the principal payments under the indentures relating to the notes. See Form 8-K dated October 14, 2003 filed by DVI Receivables Corp. VIII. The Trustee has not made principal payments reflected in such monthly servicer reports because of this dispute.

Delinquencies in all of the securitizations have caused the Servicer to declare in the applicable December Monthly Reports a Restricting Event or Amortization Event pursuant to the Indentures. This reflects the Servicer's calculation of delinquency ratios and its determination that, as calculated for the December Monthly Reports, such ratios exceed either 6% or 8%, respectively, of Aggregate Discounted Contract Balance. Such declarations do not constitute an admission by the Servicer that the bankruptcy filing is cause for either a Restricting Event or Amortization Event. The Servicer believes it is likely that the Trustee will continue to withhold principal payments until a resolution is reached as to whether an Amortization Event occurred due to the bankruptcy filing.

On October 23, 2003, the Trustee notified the noteholders of the Issuers that it had received requests from a sufficient amount of noteholders to terminate the rights of the Servicer with respect to seven of the Issuers. The Trustee has also filed a motion to lift the automatic stay to effect such termination. Such motion was continued to a hearing on January 7, 2003.

On November 20, 2003, the Servicer announced a preliminary agreement with U.S. Bank Portfolio Services ("USBPS") to transfer the servicing for the Issuers. In order to effect the terms of the preliminary agreement, the Servicer, the Trustee and the Ad Hoc Committee of Noteholders of the Issuers (the "Ad Hoc Committee") are negotiating a settlement agreement formally authorizing the transfer of servicing and amending certain provisions of the Issuer documents. If the settlement agreement is consummated, DVI FS will request an expedited hearing with the U.S. Bankruptcy Court for the District of Delaware to obtain necessary court and creditor approval.
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On December 10, 2003, the Servicer announced that pursuant to a Temporary
Conditional Servicing Support Agreement with the Trustee, USBPS will provide people, expertise and assistance to support certain of the Servicer's servicing functions, including collections and workouts. The Servicer continues to control all servicing functions and retains all rights to make determinations about implementation of services and assistance provided by USBPS. Such services provided by USBPS will terminate on December 17, 2003 unless (i) the settlement agreement described above is signed by the Servicer, the Trustee and the Ad Hoc Committee or (ii) the Servicer, in its sole discretion, agrees to extend such services. Fees and expenses arising from the USBPS services will be paid by the Issuers.

When the servicing transition has been completed and resolution has been reached with the Trustee over whether an Amortization Event has occurred, payment of Servicer Advances and other disputed matters, the Servicer expects that it and the successor servicer will jointly prepare replacement monthly reports that will supersede the reports filed on October 14, 2003, October 29, 2003, November 12, 2003 and December 15, 2003 to reflect the agreed-upon resolution of these disputed matters. The Servicer anticipates that distributions will be made by the Trustee in accordance with these replacement reports. However, no assurances can be given as to when or whether these replacement reports will be made available or when such distributions will occur.

On August 25, 2003, the Servicer, together with DVI, Inc. and DVI Business Credit Corporation, filed a petition for reorganization under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the District of Delaware, located in Wilmington, Delaware. In conjunction with the filing, certain members of the Servicer's senior management resigned and AP Services, LLC ("APS"), an affilate of AlixPartners, LLC, was appointed to manage the Servicer and certain of its affiliates through the bankruptcy process. In the time since its appointment, APS has been working to familiarize itself with the Issuers' securitization programs and the Servicer's servicing operations, in addition to handling various matters associated with the bankruptcy proceedings and the operations of the Servicer and its affiliates. Although APS has endeavored to ensure that the monthly servicer reports were prepared in accordance with the Servicer's past practices and standards, APS has not evaluated these practices and standards to determine whether they are adequate, appropriate or in compliance with the terms of the contribution and servicing agreements pursuant to which they were performed. APS has further not fully evaluated the Servicer's internal controls over its financial reporting, and while APS may be taking affirmative steps to address certain deficiencies, APS believes that such internal controls may continue to have material weaknesses. The monthly servicer reports have not been reviewed or approved by any third party.

As a result of the factors discussed above, the Servicer has determined not to certify the monthly servicer reports attached to this Current Report on Form 8-K. However, DVI Receivables Corp. VIII is filing the monthly servicer reports on this Form 8-K because they have been provided to the Trustee to facilitate the Trustee's distributions to investors.

FORWARD-LOOKING STATEMENTS

This report contains "forward-looking" statements, as that term is defined by federal securities laws, about the Servicer's intentions and expectations, including such statements with regard to a
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potential transfer of servicing, including the negotiation of a settlement agreement permitting such transfer, the provision of temporary servicing support, the filing of replacement reports upon resolution of the Servicer's disputes with the Trustee, and the distribution of funds in reliance on such replacement reports. You can find many of these statements by looking for words such as "may," "will," "expect," "anticipate," "believe," "estimate" and similar words in this report. These forward-looking statements are subject to numerous assumptions, risks and uncertainties. Because the statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by the forward-looking statements. Risks and uncertainties that could cause actual results to vary materially from those anticipated by the forward-looking statements included in this report include:

--risks associated with the bankruptcy process, including whether the bankruptcy court will approve or deny the Trustee's motion to lift the automatic stay, whether arrangements with a replacement servicer will be successfully negotiated, whether the bankruptcy court will approve the transfer of servicing to such replacement servicer, and whether such proceedings will affect the delivery of monthly reports or the payment of servicer advances that have not been paid to date; and

--risks associated with the dispute between the trustee and DVI FS about the occurrence of an amortization event and the potential resolution of that dispute.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Exhibits

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
                  99.1  -  DVI Receivables VIII 1991-1 Servicer Report for the
                           payment date December 15, 2003.

                  99.2  -  DVI Receivables X 1999-2 Servicer Report for the
                           payment date December 15, 2003.

                  99.3  -  DVI Receivables XI 2000-1 Servicer Report for the
                           payment date December 15, 2003.

                  99.4  -  DVI Receivables XII 2000-2 Servicer Report for the
                           payment date December 12, 2003.

                  99.5  -  DVI Receivables XIV 2001-1 Servicer Report for the
                           payment date December 11, 2003.

                  99.6  -  DVI Receivables XVI 2001-2 Servicer Report for the
                           payment date December 11, 2003.

                  99.7  -  DVI Receivables XVII 2002-1 Servicer Report for the
                           payment date December 11, 2003.

                  99.8  -  DVI Receivables XVIII 2002-2 Servicer Report for the
                           payment date December 12, 2003.

                  99.9  -  DVI Receivables XIX 2003-1 Servicer Report for the
                           payment date December 12, 2003.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 DVI Receivables Corp. VIII

                                                 By:      /s/ John P. Boyle
                                                      ---------------------
                                                        John P. Boyle
                                                       Chief Executive Officer

Dated:  December 15, 2003